                                                                   Exhibit 10.23


Pages where confidential treatment has been requested are stamped "Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission" and the confidential section has been marked in the margin with a star (*)."

          EXCLUSIVE ELECTRONIC GATEWAY AND NETWORK SERVICES AGREEMENT
          -----------------------------------------------------------

          This Exclusive Electronic Gateway And Network Services Agreement (the "Agreement") is made and entered into this 16/th/ day of May, 1999, by and between CareInsite, Inc., a Delaware corporation ("CareInsite"), and Medical Manager Corporation, a Delaware corporation ("Medical Manager") (each a "party", collectively the "parties).

          WHEREAS, Medical Manager is the owner and developer of The Medical Manager Software/(R)/ which is used in physician's offices, and is in the business of marketing such software and related computer hardware to physicians, as well as installing, training and supporting physicians and their staffs in the use of such software and hardware;

          WHEREAS, Medical Manager also markets to physician's offices, hospitals, MSOs, and other healthcare providers Medical Manager's Network Services, which allow physicians to transact certain electronic transactions with health care payors and suppliers;

          WHEREAS, CareInsite provides an interactive health services channel which allows physicians and their staffs to receive certain content, transaction and messaging services on behalf of healthcare payors and suppliers; and

          WHEREAS, Medical Manager desires to grant CareInsite the exclusive right to provide CareInsite Services (as defined below) in physician offices utilizing Medical Manager's computer software on the terms and conditions set forth herein.

          NOW, THEREFORE, for the consideration set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                  SECTION ONE
                                  DEFINITIONS
                                  -----------

          As used in this Agreement, the following terms shall have the meanings set forth below:

          "Administrative Transaction Revenues" shall mean the transaction fees
           -----------------------------------
received by CareInsite from Payors in connection with performing Administrative Transactions, less refunds, credits, taxes and other related charges.

          "Administrative Transactions" shall mean the following administrative
           ---------------------------
transactions conducted between a physician's office and Payors or suppliers: electronic claims and encounters, claim status, electronic remittance, patient statements and printed mail services, eligibility, rosters, and referral/authorization/inquiry.

          "CareInsite Network" shall mean a data/telecommunications network
           ------------------
suitable for providing the CareInsite Services, and may include Internet Service Provider (ISP) functions, Virtual Private Network(s) (VPNs), Points of Presence
(POPs), and/or such other data/telecommunications structures, functions and capabilities as shall be deemed appropriate by CareInsite, whether provided by CareInsite or through third parties.

          "CareInsite Services" shall mean the following services which
           -------------------
electronically link a physician's office with Payors, suppliers and other providers, whether provided by CareInsite, its subcontractors or designees:

     Messaging Services: including but not limited to 1) e-mail, broadcast messaging, forums, and other messaging applications that transmit communications to physician's e-mail or other message handling environments, and 2) discussion forums, which allows users to post messages and communicate with each other in real time.

     Transaction Services: including but not limited to: 1) prescription communication services, 2) lab communication services, 3) radiology and imaging communications services, 4) vision communication services, 5) medical device and supplies communication services, 6) clinical trials communication services, 7) managed care communication services (claims, status, remittance advice, eligibility, referral, pre-certification, etc.),
     8) hospital communication services, 9) home health communication services,
     10) long term care communication services, 11) managed behavioral care communication services, and 12) pharmaceutical communication services.

     Content Services: services that provide physicians and physician offices, Payors, providers, suppliers and patients access to content and information in an indexed and searchable format. Such content shall include but not be limited to both publically available material (medical reference materials, libraries, databases, patient education information, etc.), and private content (physician, Payor, supplier or patient provided information). Payor specific information may include benefit plan files, provider directory files, policies and procedures files, medical reference files, treatment guideline files (including formularies) and patient enrollment files. Supplier information (hospital, lab, pharmacy, etc.) shall include catalogs, directories, maps and locations, medical reference files, patient enrollment files, etc. Patient specific information may include lab and medication histories, plan coverages and affiliation, allergy information, demographic data, etc.

     Web Hosting Services which will enable physicians to utilize the CareInsite Software and CareInsite Network to build a custom web-site that may be accessed through the world-wide web. Authorized uses of the custom web-site include, but are not limited to 1) e-mail communications within a physician practice or clinic, 2) e-mail, bulletin board, and chat communications between physicians and patients, and 3) customized and public content access.

          "CareInsite Software" mean the computer software and related
           -------------------
documentation of CareInsite, whether now existing or hereafter created, used for providing CareInsite Services.

          "Clinical Transaction Revenues" shall mean the transaction fees
           -----------------------------
received by CareInsite from Payors or suppliers in connection with performing Clinical Transactions, less refunds, credits, taxes and other related charges.

          "Clinical Transactions" shall mean the following clinical transactions
           ---------------------
conducted between a physician's office and Payors or suppliers: laboratory communication services and prescriptions communication services.

          "Confidential Information" of a party shall mean any and all
           ------------------------
confidential or proprietary information of such party, data and know-how embodied in the software of such party, including source code and object code, and any and all information pertaining to customers or licensees of such party.

          "Effective Date" shall have the meaning set forth in Section 9.1.
           --------------

          "Interfaced Software" shall mean the CareInsite Software which has
           -------------------
been interfaced and/or integrated with the Medical Manager Software to allow Medical Manager Customers to access the CareInsite Services.

          "Medical Manager Customers" shall mean end users of the Medical
           -------------------------
Manager Software or Interfaced Software.

          "Medical Manager Software" shall mean The Medical Manager
           ------------------------
Software/(R)/ computer software program provided by Medical Manager to end users, including new or updated versions thereof, as well as private label versions thereof where authorized by agreements between Medical Manager and private label vendors, and any other computer products now existing or hereafter created by Medical Manager which are related to Medical Manager's current products.

          "Payors" shall mean any provider of health, medical, or welfare
           ------
benefits, such as insurance companies, PBMs, etc.

          "Person" shall mean an individual, corporation, partnership, limited
           ------
liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, incorporated organization, governmental authority or any other form of entity.

          "Term" shall have the meaning set forth in Section 9.1 hereof.
           ----

                                   SECTION 2
                                 LICENSE GRANT
                                 -------------

          2.1. Grant.  During the Term of this Agreement, and subject to the
               -----
agreement referred to in Section 4.2 and to the terms and conditions hereof, (i) Medical Manager hereby grants to CareInsite the exclusive right to offer or provide CareInsite Services through or by means of the Medical Manager Software, and the exclusive right to offer or provide CareInsite Services to Medical Manager Customers, and (ii) CareInsite hereby grants Medical Manager a non-exclusive, non-transferable license (without the right to grant sublicenses) to reproduce and distribute the CareInsite Software and Interfaced Software in object code format for use in connection with the Medical Manager Software to the extent necessary to enable CareInsite to provide CareInsite Services to Medical Manager Customers. It is understood and agreed by the parties that the right granted to CareInsite under this Paragraph is intended to appoint CareInsite as the exclusive gateway for the provision of CareInsite Services to Medical Manager Customers, and during the term, Medical Manager shall not offer, or enable or assist third parties to offer to Medical Manager Customers any services that are the same as or similar to CareInsite Services. In the event that Medical Manager determines that the offering of a particular CareInsite Service is important to the business of Medical Manager and such CareInsite Service is not yet developed or implemented by CareInsite, Medical Manager shall notify CareInsite of its desire to offer such service. CareInsite shall, within sixty (60) days of such notice, develop a plan to offer such CareInsite Service, either itself or through a third party, within a reasonable amount of time thereafter. In the event that CareInsite does not develop a plan that is acceptable to Medical Manager in its exercise of reasonable commercial judgement, Medical Manager shall thereafter be permitted to develop such CareInsite Service on its own or to contract with a third party for the delivery of such service.

          2.2. Development Efforts.  In order to enable Medical Manager
               -------------------
Customers to access the CareInsite Services, the parties shall cooperate to integrate and/or interface the CareInsite Software with the Medical Manager Software on a mutually agreeable rollout schedule. In connection therewith, CareInsite shall use commercially reasonable efforts to ensure completion of the CareInsite Software with such initial functionality as shall be mutually agreed by the parties, and Medical Manager shall use commercially reasonable efforts to cooperate with CareInsite in connection with the integration of the CareInsite Software with the Medical Manager Software. Subject to the terms of
Article 8, each party shall provide the other party with reasonable access to the transaction specifications for its software as necessary to effectuate the purposes of this Agreement and provided that such other party shall not use such transaction specifications for any purpose other than for such integration.

          2.3. CareInsite Software Functionality.  The parties acknowledge that
               ---------------------------------
the CareInsite Software shall not initially be capable of performing all of the CareInsite Services. The parties shall cooperate with each other to determine the types of functionality to be added to the CareInsite Software and the schedule for adding of such functionality, provided that CareInsite shall at all times make available to Medical Manager Customers the Administrative Transactions and the Clinical Transactions. With respect to each Administrative Transaction and Clinical Transaction, unless and until CareInsite has demonstrated its ability to perform such transaction to the satisfaction of Medical Manager in its exercise of reasonable commercial judgement, Medical Manager shall have the right to contract with existing vendors, or CareInsite may contract with such existing vendors, to provide such transaction.

          2.4. Use of Trademarks.   In connection with carrying out the purposes
               -----------------
of this Agreement, each party shall be allowed to use the trademarks of the other party subject to obtaining prior written approval of all uses of such trademarks, which approval shall not be unreasonably withheld, and subject to meeting such reasonable quality control provisions as shall be requested by such other party.

                                   SECTION 3
                                      FEES
                                      ----

          3.1. Fees.  CareInsite shall pay Medical Manager a fee on each
               ----
Administrative Transaction or Clinical Transaction performed on behalf of Medical Manager Customers as indicated on Schedule A hereto, as may be amended or supplemented from time-to-time upon mutual agreement of the parties. In each case, fees shall be paid on payments actually collected by CareInsite and shall be remitted to Medical Manager pursuant to the terms of Paragraph 3.3 hereof for the quarter that includes the dates of receipt of such payments.

          3.2. Payments Due.  Within sixty (60) days of the end of each calendar
               ------------
quarter, CareInsite shall (i) provide a report to Medical Manager indicating for such calendar quarter the amount of Clinical Transaction Revenues and Administrative Transaction Revenues actually received by CareInsite, and (ii) pay to Medical Manager an amount equal to the fees due for such calendar quarter.

          3.3. Transaction Fees.  CareInsite shall have the sole and exclusive
               ----------------
responsibility to determine all fees for the transacting CareInsite Services. Nothing in this Section 3.3 is intended to limit the right of Medical Manager to determine charges made by Medical Manager to physicians for conducting Network Services.

          3.4. Records.  CareInsite shall keep true and accurate accounting
               -------
records of all information related to the transaction of CareInsite Services, and fees payable to Medical Manager in connection therewith in accordance with generally accepted accounting principles, consistently applied. No more frequently than twice a year, Medical Manager shall have the right (upon two (2) business days prior notice) to have a certified public accountant selected by Medical Manager audit the books of CareInsite to determine whether all fees due and payable under this Agreement have been paid. Medical Manager shall pay the cost of such investigation. CareInsite shall immediately pay to Buyer any amount discovered to be owed as a result of the investigation, plus interest at the then-existing Prime Rate, compounded monthly for each calendar month the amount due was outstanding.


                                   SECTION 4
                         OBLIGATIONS OF Medical Manager
                         ------------------------------

          4.1. Marketing Efforts.  Medical Manager will maintain its Network
               -----------------
Services group and agrees to use commercially reasonable efforts to advertise, market and sell the CareInsite Services to Medical Manager Customers and Medical Manager dealers, including developing marketing materials relating thereto, instructing members of its sales force in the use and operation thereof, and providing incentives to its sales force for installing and registering physicians to use the CareInsite Services. Medical Manager shall focus its efforts to advertise, market and sell the CareInsite Services to high priority physicians identified under the terms of Section 6.1 hereof.

          4.2. Envoy Contract.  Medical Manager agrees not to extend, modify or
               --------------
renew that certain contract dated September 1, 1997 by and between Medical Manager and Envoy Corporation without the prior written consent of CareInsite, which consent may be granted or denied at CareInsite's sole discretion. Medical Manager represents and warrants this it has not entered into any agreement with Envoy or any third party that would obligate Medical Manager to extend or renew the Envoy Contract, or that would obligate CareInsite in any way that is or may be inconsistent with the purposes of this Agreement.

          4.3. Other Services.  Medical Manager shall be responsible for
               --------------
enrolling, registering, installing, and training users on the use of the CareInsite Services. Medical Manager shall also be responsible for (i) billing physicians for use of Medical Manager's Network Service group, and Medical Manager shall retain all fees associated therewith, and (ii) collecting and reimbursing CareInsite for the costs incurred in connecting physicians to the CareInsite Network under the terms of Section 5.1.

          4.4. Licensing Fees.  Medical Manager shall have the sole and
               --------------
exclusive responsibility to determine all fees for the Medical Manager Software and Medical Manager Network Services.

                                   SECTION 5
                           OBLIGATIONS OF CAREINSITE
                           -------------------------

          5.1. Communications.  CareInsite shall be responsible for establishing
               --------------
and maintaining the CareInsite Network. CareInsite shall not be responsible for any data/telecommunications costs for ISP services between Medical Manager
Customers and the CareInsite Network.   The parties shall cooperate to establish
reasonable charge-backs to Medical Manager Customers to enable recovery of such costs of the CareInsite Network, whether accrued by CareInsite, by Medical Manager or their designees.


                                   SECTION 6
                               JOINT OBLIGATIONS
                               -----------------

          6.1. Marketing Efforts.  The parties shall cooperate (i) in marketing
               -----------------
the CareInsite Services, and in particular, to identify and market the CareInsite Services to high priority physicians, (ii) to coordinate marketing efforts in connection with marketing the CareInsite Services, and (iii) to create additional incentives to the Medical Manager sales force, Medical Manager Customers and Medical Manager dealers to reach the marketing objectives agreed-upon by the parties.

          6.2. Development Efforts.  The parties shall use commercially
               -------------------
reasonable efforts to cooperate on the development and implementation of the CareInsite Services and the Interfaced Software.


                                   SECTION 7
                             INDEPENDENT CONTRACTOR
                             ----------------------

          7.1. Independent Contractor.  Each of the parties agrees that it shall
               ----------------------
be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer, or partner of the other party. Neither party shall have authority to contract for or to bind the other party in any manner and shall not represent itself as an agent of the other party or as otherwise authorized to act for or on behalf of the other party. Each party shall be responsible for payment of its own taxes arising out of its activities in connection with this Agreement, including federal and state taxes, social security taxes, unemployment insurance taxes, and any other taxes or business license fees that may be required.

          7.2. Agents.  Each party shall be responsible to ensure that its
               ------
employees, consultants, agents, and subcontractors agree to be bound by the terms and conditions of this Agreement, and shall guarantee the performance of such employees, consultants, agents, and subcontractors in connection with their obligations under this Agreement.

          7.3. No Exclusivity.  Nothing herein shall preclude CareInsite from
               --------------
integrating the CareInsite Software with the software of third parties or from performing the same or similar services as the CareInsite Services for itself or on behalf of a third party, or from independently developing or acquiring, and marketing, materials or programs that are similar to or competitive with the Medical Manager Software.

                                   SECTION 8
                         CONFIDENTIALITY AND OWNERSHIP
                         -----------------------------

          8.1. Confidentiality.  Each party (the "Receiving Party") agrees that,
               ---------------
during and after the term of this Agreement, it shall maintain in confidence all Confidential Information of the other party and shall not disclose any such Confidential Information to any third party or use any such Confidential Information for any purpose whatsoever except as contemplated by this Agreement. In maintaining the confidentiality of Confidential Information, the Receiving Party shall exercise the same degree of care that it exercises with its own confidential information, and in no event less than a reasonable degree of care. The Receiving Party shall ensure that each of its employees, consultants, agents, and subcontractors, holds in confidence and makes no use of such Confidential Information for any purpose other than those permitted by this Agreement.

          8.2.      Exceptions.  The obligation of confidentiality contained in
                    ----------
this Agreement shall not apply to the extent that (i) the Receiving Party is required to disclose information by order or regulation of a governmental agency or a court of competent jurisdiction, provided, however, the Receiving Party
                                      --------  -------
shall not make any such disclosure without first notifying the other party and allowing the other party a reasonable opportunity to seek injunctive relief from (or a protective order with respect to) the obligation to make such disclosure, or (ii) the Receiving Party can demonstrate that (A) the disclosed information was at the time of such disclosure by the other party already in the public domain other than as a result of actions of the Receiving Party, its Affiliates, employees, consultants, agents, or subcontractors in violation hereof; or (B) the disclosed information was received by the Receiving Party on an unrestricted basis from a source unrelated to the other party and not under a duty of confidentiality to such source.

          8.3.      Unauthorized Disclosure.  Each party acknowledges and
                    -----------------------
confirms that the Confidential Information of the other party constitutes valuable proprietary information and trade secrets of the other party and that the unauthorized use, loss or outside disclosure of such Confidential Information shall cause irreparable injury to the other party. The Receiving Party shall notify the other party immediately upon discovery of any unauthorized use or disclosure of Confidential Information of the other party, and will cooperate with the other party in every reasonable way to help regain possession of such Confidential Information and to prevent its further unauthorized use. Each party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information of the other party and that the other party shall be entitled, without waiving other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction. Either party shall be entitled to recover reasonable attorney's fees for any action arising out of or relating to a disclosure of Confidential Information of such party by the other party.

          8.4. Ownership.  Medical Manager acknowledges and agrees that the
               ---------
CareInsite Software is and shall remain the exclusive property of CareInsite. CareInsite acknowledges and agrees that the Medical Manager Software is and shall remain the exclusive property of Medical Manager,. No action by either party in connection with integrating the Medical Manager Software and the CareInsite Software is intended to or shall create a compilation or joint work, and Interfaced Work shall not be considered a joint work. The parties agree that any intellectual property rights in any modifications to the CareInsite Software or the Medical Manager Software to integrate the CareInsite Software with the Medical Manager Software shall be owned by the party that created such modifications.

                                   SECTION 9
                              TERM AND TERMINATION
                              --------------------

          9.1. Term.  This Agreement shall be effective immediately upon the
               ----
merger between Medical Manager and Synetic, Inc. (and shall not become effective unless such merger shall have been consummated) (the "Effective Date"), and continue until five (5) years from the Effective Date unless earlier terminated (the "Term"). This Agreement may be renewed for two (2) successive additional five (5) year terms subject to the parties reaching agreement on fee payments for the CareInsite Services for the next renewal term under the terms of Section 9.7.

           9.2.     Termination.  This Agreement may be terminated as follows:
                    -----------

          (a) by mutual written consent duly authorized by the Boards of Directors of each of CareInsite and Medical Manager;

          (b) by either party on thirty (30) days written notice to the other party, if the other party breaches any of its material obligations hereunder, and such breach is not cured within 180 days after written notice of the breach, provided, however, that the non-breaching party must
                           --------  -------
     provide notice of such breach within sixty (60) days of the occurrence of the breach in order for the non-breaching party to terminate this Agreement on the grounds of such breach;

          (c) by either party immediately upon written notice to the other party in the event that the other party shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or shall file any petition under any bankruptcy, insolvency or other similar law, or files a voluntary petition in bankruptcy, or be adjudicated bankrupt or insolvent, or if any trustee in bankruptcy or insolvency shall be appointed for it; or

          (d) in the event that a competitor of Medical Manager acquires more than 50% ownership interest of CareInsite resulting in a change of control of CareInsite, CareInsite shall notify Medical Manager of such change of control within thirty (30) days of the effective date of such change of control, and Medical Manager may thereafter terminate this Agreement on written notice to CareInsite within ninety (90) days of such notice of change of control.


          9.3.      Rights Upon Termination.  As soon as practicable following
                    -----------------------
the expiration or termination of this Agreement for any reason, (i) Medical Manager and CareInsite shall pay all amounts due and payable hereunder to the other party, and (ii) shall cooperate to prepare and implement a plan to minimize any disruption to Medical Manager Customers resulting from such termination. Within thirty (30) business days of termination of this Agreement, Medical Manager shall certify in writing to CareInsite that all use of the CareInsite Software has ceased and that all copies thereof have been destroyed.

          9.6. Survival.  The duties and obligations of the parties under
               --------
Sections 8, 9, 10, and 11 of this Agreement shall survive termination of this Agreement.

          9.7. Further Negotiations.  During the final year of each term of this
               --------------------
Agreement, the parties shall enter into good-faith negotiations to determine mutually agreeable fee payments for the CareInsite Services during the next renewal term.


                                   SECTION 10
                           DISCLAIMER OR WARRANTIES.
                           ------------------------

          10.1.     CareInsite Disclaimer of Warranties.  The CareInsite
                    -----------------------------------
Services, CareInsite Software, and Interfaced Software are provided on an "AS-IS" basis. MEDICAL MANAGER ACKNOWLEDGES THAT CAREINSITE PROVIDES NO WARRANTY NOR ANY INDEMNITY TO MEDICAL MANAGER HEREUNDER, AND EXPRESSLY DISCLAIMS (A) ALL INDEMNITIES ARISING IN LAW OR OTHERWISE IN RESPECT OF THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, OR INTERFACED SOFTWARE, (B) ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING IN LAW OR OTHERWISE WITH RESPECT TO THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, OR INTERFACED SOFTWARE , AND (C) ANY WARRANTY AS TO NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS BY THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, OR INTERFACED SOFTWARE . CAREINSITE MAKES NO WARRANTIES AS TO THE ADEQUACY OF THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, OR INTERFACED SOFTWARE, NOR TO THE SUITABILITY OF THE SAME FOR APPLICATIONS BY MEDICAL MANAGER OR MEDICAL MANAGER CUSTOMERS. No written or oral information or advice given to Medical Manager by CareInsite or its directors, officers, employees or agents shall create a warranty of any type.

          10.2.     CareInsite Limitation of Liability.  CAREINSITE SHALL NOT BE
                    ----------------------------------
LIABLE UNDER ANY CIRCUMSTANCES FOR ANY DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES WHETHER IMMEDIATE, NON-IMMEDIATE, FORESEEABLE OR UNFORESEEABLE, OF WHATSOEVER KIND OR NATURE, EVEN IF CAREINSITE HAD BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF INCLUDING, BUT NOT LIMITED TO, ANY LOSS, CLAIM OR DAMAGE TO PROPERTY OR PERSONS (INCLUDING LOSS OF
LIFE), ANY LOSS OF REVENUE OR PROFITS, OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND, OR ANY OTHER COSTS, OR DAMAGES INCURRED BY MEDICAL MANAGER OR ANY THIRD PARTY AS A RESULT OF, OR ARISING OUT OF, THIS AGREEMENT OR ANY USE OR PERFORMANCE OF THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, OR INTERFACED SOFTWARE , OR LACK, OR LOSS OF USE OF THE CAREINSITE SERVICES, CAREINSITE SOFTWARE, MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE , OR ANY OTHER PROPERTY, OF WHATSOEVER NATURE OR KIND, FOR ANY REASON WHATSOEVER.

          10.3.     CareInsite Limitation of Remedies.  In the event of any
                    ---------------------------------
failure of the CareInsite Services, CareInsite Software, or Interfaced Software to conform to the specifications thereof, Medical Manager shall notify CareInsite and provide a description of or demonstrate the non-conformity, and CareInsite will undertake commercially reasonable actions to bring the CareInsite Services, CareInsite Software, or Interfaced Software into conformity with CareInsite's specifications for the CareInsite Services, CareInsite Software, or Interfaced Software in question. The foregoing states the entire liability of CareInsite and the sole remedy of Medical Manager for failure of any CareInsite Services, CareInsite Software, or Interfaced Software to conform to its specifications.

          10.4.     Medical Manager Disclaimer of Warranties.  The Medical
                    ----------------------------------------
Manager Software and Interfaced Software are provided on an "AS-IS" basis. CAREINSITE ACKNOWLEDGES THAT MEDICAL MANAGER PROVIDES NO WARRANTY NOR ANY INDEMNITY TO CAREINSITE HEREUNDER, AND EXPRESSLY DISCLAIMS (A) ALL INDEMNITIES ARISING IN LAW OR OTHERWISE IN RESPECT OF THE MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE, (B) ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING IN LAW OR OTHERWISE WITH RESPECT TO THE MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE, AND (C) ANY WARRANTY AS TO NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS BY THE MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE. MEDICAL MANAGER MAKES NO WARRANTIES AS TO THE ADEQUACY OF THE MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE, NOR TO THE SUITABILITY OF THE SAME FOR APPLICATIONS BY CAREINSITE OR MEDICAL MANAGER CUSTOMERS. No written or oral information or advice given to CareInsite by Medical Manager or its directors, officers, employees or agents shall create a warranty of any type.

          10.5.     Medical Manager Limitation of Liability.  MEDICAL MANAGER
                    ---------------------------------------
SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES WHETHER IMMEDIATE, NON-IMMEDIATE, FORESEEABLE OR UNFORESEEABLE, OF WHATSOEVER KIND OR NATURE, EVEN IF MEDICAL MANAGER HAD BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF INCLUDING, BUT NOT LIMITED TO, ANY LOSS, CLAIM OR DAMAGE TO PROPERTY OR PERSONS (INCLUDING LOSS OF LIFE), ANY LOSS OF REVENUE OR PROFITS, OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND, OR ANY OTHER COSTS, OR DAMAGES INCURRED BY CAREINSITE OR ANY THIRD PARTY AS A RESULT OF, OR ARISING OUT OF, THIS AGREEMENT OR ANY USE OR PERFORMANCE OF THE MEDICAL MANAGER SOFTWARE OR INTERFACED SOFTWARE , OR LACK, OR LOSS OF USE OF THE MEDICAL MANAGER SOFTWARE, CAREINSITE SOFTWARE OR INTERFACED SOFTWARE , OR ANY OTHER PROPERTY, OF WHATSOEVER NATURE OR KIND, FOR ANY REASON WHATSOEVER.

          10.6.     Medical Manager Limitation of Remedies.  In the event of any
                    --------------------------------------
failure of the Medical Manager Software or Interfaced Software to conform to the specifications thereof, CareInsite shall notify Medical Manager and provide a description of or demonstrate the non-conformity, and Medical Manager will undertake commercially reasonable actions to bring the Medical Manager Software or Interfaced Software into conformity with Medical Manager's specifications for the Medical Manager Software, or Interfaced Software in question. The foregoing states the entire liability of Medical Manager and the sole remedy of CareInsite for failure of any Medical Manager Software or Interfaced Software to conform to its specifications.


                                   SECTION 11
                                 MISCELLANEOUS
                                 -------------

     11.1.       Force Majeure.  Neither party shall be liable for failure to
                 -------------
perform any of its obligations under this Agreement during any period in which such party cannot perform due to fire, flood or other natural disaster, war, embargo, riot or the intervention of any government authority, provided that the party so delayed immediately notifies the other party of such delay.

     11.2.       Notices.
                 -------

          Any notice given under this Agreement shall be in writing and sent i) by registered mail or certified mail, postage prepaid, return receipt requested,
ii) by any overnight delivery service which delivers to the noticed destination, and provides proof of delivery to the sender, or iii) by facsimile if followed by one of the foregoing means. All notices shall be effective when first received at the following addresses:

          If to CareInsite:

               CareInsite, Inc.
               669 River Drive
               Elmwood Park, New Jersey  07407
               Attention:  Charles A. Mele, Esq.
               Facsimile:  (201) 703-3401

          with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022
               Telecopier No.:  (212) 848-7179
               Attention:  Creighton O'M. Condon, Esq.

          If to Medical Manager:

               Medical Manager Corporation
               3001 N. Rocky Point Drive East, Suite 400
               Tampa, Florida  33607
               Telecopier No.:  (313) 289-6420
               Attention:  Frederick B. Karl, Jr.

          with copies to:

               Akerman, Senterfitt & Eidson, P.A.
               One Southeast Third Avenue, 28/th/ Floor
               Miami, Florida 33131-1704
               Telecopier No.:  (305) 374-5095
               Attention: Stephen K. Roddenberry, Esq.

          11.3.       Subject Headings.  The subject headings of the Sections of
                      ----------------
this Agreement are included solely for purposes of convenience and reference only, and shall not be deemed to explain, modify, limit, amplify or aid in the meaning, construction or interpretation of any of the provisions of this Agreement.

          11.4.       Amendments.  Except as otherwise specified herein, no
                      ----------
supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in a writing executed by the parties hereto.

          11.5.       Successors and Assigns.  This Agreement may not be
                      ----------------------
assigned by either party, either directly or indirectly, without the prior written consent of the other party, which consent shall not be unreasonably withheld. For purposes of this Section 11.5, an assignment shall be deemed to include a change of control of the party assigning the Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.6.       Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.7.       Applicable Law.  This Agreement shall be governed by and
                      --------------
construed and enforced in accordance with and subject to the laws of the State of Delaware.

          11.8.     No Third Party Beneficiaries.  Nothing in this Agreement,
                    ----------------------------
either express or implied, is intended to or shall confer upon any third party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          11.9.       Arbitration.  Any dispute arising out of, or relating to,
                      -----------
this Agreement shall be finally settled by arbitration under the auspices and rules of the American Arbitration Association ("AAA"); provided, however, that a party may file a complaint to seek a preliminary injunction or other provisional judicial relief if in its sole judgement such action is necessary to enforce its rights under this Agreement. Despite such action, the parties shall continue to participate in good faith in the arbitration procedures specified in this Paragraph. Venue for such court or arbitration proceedings shall be located in the judicial district or at the offices of the AAA located in New York County, New York. Any arbitration or proceeding related to this Agreement shall be governed by the laws of the State of Delaware. Judgment upon an award rendered by the arbitrators may be entered in any court of competent jurisdiction.

          11.10.      Severability.  If any provision of this Agreement is
                      ------------
declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

          11.11.        Further Assurances.  Each party shall cooperate with the
                        ------------------
other in carrying out the terms and purposes of this Agreement including, without limitation, executing any instruments reasonably believed by the other party to be necessary coordinated by the parties and no party may act unilaterally in this regard without prior written approval of the other.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by persons duly authorized as of the date first set forth above.

                              CareInsite:


                              By: \s\ Paul C. Suthern
                                 --------------------
                                 Name: Paul C. Suthern
                                 Title: President and Chief Executive Officer


                              Medical Manager Corporation:


                              By: \s\ Michael A. Singer
                                 ---------------------
                                 Name: Michael A Singer
                                 Title: Chairman and Chief Executive Officer

                                   SCHEDULE A
                                   ----------

                         MEDICAL MANAGER FEE PAYMENTS *



Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.